UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 5, 2026

TPG Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip code)

(817) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
6.950% Subordinated Notes due 2064	TPGXL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On January 6, 2026, TPG Inc. (“TPG” or the “Company”) announced that it and its affiliate, TPG Operating Group II, L.P. (“TPG Operating Group”), entered into a definitive agreement (the “Investment Agreement”) providing for a long-term, strategic investment management partnership (the “Transaction”) with Jackson Financial Inc. (“Jackson”) whereby one or more TPG affiliates will serve as the investment manager for select general account assets of subsidiaries of Jackson (the “Managed Assets”). In furtherance of the Transaction, pursuant to the Investment Agreement, TPG agreed to issue to a subsidiary of Jackson 2,279,109 shares of Class A common stock of TPG (“Class A Shares”) at the Transaction’s closing (the “Closing”). In addition, TPG Operating Group agreed to purchase 4,715,554 shares of common stock, par value $0.01 per share, of Jackson at the Closing. The consummation of the Transaction is subject to customary closing conditions and is anticipated to close in the first quarter of 2026.

In addition, if, at any time prior to the tenth anniversary of the Closing, the Managed Assets equal or exceed $20 billion, then, subject to the terms and conditions of an option agreement to be entered into in connection with the Closing, a subsidiary of Jackson will have the option to require TPG to issue a number of Class A Shares then equal to $150 million (the “Option Shares”).

The Class A Shares issuable in connection with the Investment Agreement, including the Option Shares, if any, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving any public offering.

Item 7.01	Regulation FD Disclosure.

On January 6, 2026, TPG issued a press release announcing, among other things, the parties’ entry into the strategic partnership, subject to the Closing. The press release is furnished as Exhibit 99.1 to this report.

On January 6, 2026, TPG posted an investor presentation regarding the Transaction to its website, https://www.tpg.com. The presentation is furnished as Exhibit 99.2 to this report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibits 99.1 and 99.2 be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Pursuant to the Investment Agreement, Jackson is subject to certain restrictions on its ability to dispose of the Class A Shares it receives in the Transaction, including a prohibition on any sales during the two-year period following Closing and thereafter (i) a requirement to hold at least $150 million in Class A Shares through the fifth anniversary of Closing, (ii) a provision limiting sales of Class A Shares during any six-month period to no more than 0.2% of the number of Class A Shares outstanding and (iii) a right of first offer for TPG Operating Group to purchase any Class A Shares Jackson proposes to sell, subject to specified procedures. In addition, the Investment Agreement provides for the filing by TPG of a shelf registration statement (or a supplement or amendment to an existing shelf registration statement) relating to the resale of the Class A Shares held by Jackson.

In addition, the Investment Agreement includes certain limitations on TPG Operating Group’s ability to (i) acquire additional shares of Jackson common stock and (ii) dispose of the shares of Jackson common stock acquired in the Transaction, including a prohibition on any sales of such shares during the two-year period following Closing. Commencing two years after the Closing, TPG Operating Group will have the ability to sell shares of Jackson common stock subject to, among other things, an ownership floor of $500 million through the fifth anniversary of the Closing. Following the fifth anniversary, TPG Operating Group may sell additional shares of Jackson common stock, subject to, among other things, ownership floors that will step down on an annual basis through the seventh anniversary, after which TPG Operating Group will be subject to an ownership floor of $100 million. During any six-month period, TPG Operating Group may not sell more than 2.0% of the number of shares of Jackson common stock outstanding.

Forward-Looking Statements

This report may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our and/or Jackson’s future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding the expected Closing and terms of the Investment Agreement.

Forward-looking statements are based on our current expectations and assumptions regarding our and/or Jackson’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the Transaction on the anticipated timeline or at all; our ability to manage growth and execute our business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions and uncertainties, among various other risks.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 18, 2025 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this report. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 6, 2026.

99.2	Investor Presentation, dated January 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG Inc.

By:	/s/ Jennifer L. Chu
Name:	Jennifer L. Chu
Title:	Chief Legal Officer and General Counsel

Date: January 6, 2026